Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2015

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc. (PFI), including its Closed Block Business for periods prior to first quarter 2015. All financial information in this document is unaudited.

November 4, 2015

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company organized its principal operations into the Financial Services Businesses and the Closed Block Business, and had two classes of common stock. The Common Stock, which is publicly traded, reflected the performance of the Financial Services Businesses, while the Class B Stock, which was issued through a private placement, reflected the performance of the Closed Block Business. On January 2, 2015, Prudential Financial, Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. As a result, the Company no longer organizes its principal operations into the Financial Services Businesses and the Closed Block Business. The Company’s principal operations are comprised of four divisions, including a Closed Block division, which is accounted for as a divested business that is reported separately from the divested businesses that are included in Corporate and Other operations. The results of the Closed Block division are excluded from adjusted operating income under the Company’s definition of “divested businesses” which includes businesses that have been sold or exited, including businesses that have been placed in wind down and do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2014		2015
2015	2014			3Q	4Q	1Q	2Q	3Q

			Pre-tax adjusted operating income (loss) by division:
2,731	2,644	3%	U.S. Retirement Solutions and Investment Management Division	823	823	1,018	981	732
685	359	91%	U.S. Individual Life and Group Insurance Division	24	162	146	312	227
2,488	2,566	-3%	International Insurance Division	845	686	834	842	812
(855)	(1,022)	16%	Corporate and other operations	(339)	(326)	(253)	(294)	(308)

5,049	4,547	11%	Total pre-tax adjusted operating income	1,353	1,345	1,745	1,841	1,463
1,291	1,200	8%	Income taxes, applicable to adjusted operating income	319	337	447	491	353

3,758	3,347	12%	After-tax adjusted operating income (1)	1,034	1,008	1,298	1,350	1,110

			Reconciling items:
1,775	(1,413)	226%	Realized investment gains (losses), net, and related charges and adjustments	(1,132)	(2,717)	1,051	286	438
(365)	195	-287%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(131)	144	83	(220)	(228)
295	(139)	312%	Change in experience-rated contractholder liabilities due to asset value changes	93	(155)	(197)	234	258
			Divested businesses:
138	—	—	Closed Block division	—	—	(22)	52	108
(26)	113	-123%	Other divested businesses	(7)	54	75	(109)	8
60	37	62%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	8	7	13	45	2

1,877	(1,207)	256%	Total reconciling items, before income taxes	(1,169)	(2,667)	1,003	288	586
671	(625)	207%	Income taxes, not applicable to adjusted operating income	(606)	(457)	252	188	231

1,206	(582)	307%	Total reconciling items, after income taxes	(563)	(2,210)	751	100	355

4,964	2,765	80%	Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures (1)	471	(1,202)	2,049	1,450	1,465
(57)	(34)	-68%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(6)	(7)	(13)	(44)	—

4,907	2,731	80%	Income (loss) from continuing operations attributable to Prudential Financial, Inc. (1)	465	(1,209)	2,036	1,406	1,465
65	45	44%	Earnings attributable to noncontrolling interests	11	12	10	53	2

4,972	2,776	79%	Income (loss) from continuing operations (after-tax) (1)	476	(1,197)	2,046	1,459	1,467
—	8	-100%	Income from discontinued operations, net of taxes	—	3	—	—	—

4,972	2,784	79%	Net income (loss) (1)	476	(1,194)	2,046	1,459	1,467
65	45	44%	Less: Income attributable to noncontrolling interests	11	12	10	53	2

4,907	2,739	79%	Net income (loss) attributable to Prudential Financial, Inc. (1)	465	(1,206)	2,036	1,406	1,465

15.7%	15.3%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	13.8%	13.2%	16.9%	16.8%	13.5%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc.:
	2,739		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	465	(1,206)
	101		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	47	(253)

	2,840		Consolidated net income (loss) attributable to Prudential Financial, Inc.	512	(1,459)

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	See operating return on average equity definition for further information.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted): (1)
8.09	7.09	After-tax adjusted operating income (2)	2.20	2.12	2.79	2.91	2.40

		Reconciling items:
3.85	(3.02)	Realized investment gains (losses), net, and related charges and adjustments	(2.42)	(5.84)	2.27	0.62	0.95
(0.79)	0.42	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.28)	0.31	0.18	(0.48)	(0.50)
0.64	(0.30)	Change in experience-rated contractholder liabilities due to asset value changes	0.20	(0.33)	(0.43)	0.51	0.56
		Divested businesses:
0.30	—	Closed Block division	—	—	(0.05)	0.11	0.23
(0.06)	0.24	Other divested businesses	(0.01)	0.12	0.16	(0.24)	0.02
(0.02)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.01	(0.02)	—	(0.01)

3.92	(2.65)	Total reconciling items, before income taxes	(2.50)	(5.73)	2.11	0.52	1.25
1.45	(1.35)	Income taxes, not applicable to adjusted operating income	(1.29)	(0.91)	0.53	0.40	0.49

2.47	(1.30)	Total reconciling items, after income taxes	(1.21)	(4.82)	1.58	0.12	0.76

10.56	5.79	Income (loss) from continuing operations (after-tax) attributable to Prudential Financial, Inc. (2)	0.99	(2.70)	4.37	3.03	3.16
—	0.01	Income from discontinued operations, net of taxes	—	0.01	—	—	—

10.56	5.80	Net income (loss) attributable to Prudential Financial, Inc. (2)	0.99	(2.69)	4.37	3.03	3.16

452.6	459.4	Weighted average number of outstanding Common shares (basic)	458.0	455.9	454.3	452.6	451.0
461.4	468.6	Weighted average number of outstanding Common shares (diluted)	467.2	465.0	463.0	461.4	459.7

—	(8)	Direct equity adjustments for earnings per share calculation	(3)	(19)	—	—	—
13	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
37	31	After-tax adjusted operating income (2)	9	8	12	13	12
48	25	Income from continuing operations (after-tax) (2)	4	2	19	14	15

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2014, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	4,354	1,746	3,013	3,621	1,833
		Long-term debt	16,113	14,947	14,819	14,380	14,445
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	5,884	5,884

		Attributed Equity:
		Including accumulated other comprehensive income	40,203	40,981	45,044	41,723	42,720
		Excluding accumulated other comprehensive income (2)	26,875	25,099	27,292	28,319	29,257
		Amount included above for foreign currency exchange rate remeasurement (3)	(3,193)	(4,783)	(4,353)	(4,211)	(4,034)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	30,068	29,882	31,645	32,530	33,291

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	86.76	88.80	98.16	91.17	93.87
		Excluding accumulated other comprehensive income (2)	58.00	54.39	59.52	61.89	64.32
		Amount included above for foreign currency exchange rate remeasurement (3)	(6.89)	(10.36)	(9.49)	(9.20)	(8.87)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	64.89	64.75	69.01	71.09	73.19

		Number of diluted shares at end of period (5)	463.4	461.5	458.5	457.6	454.9

		Common Stock Price Range (based on closing price):
91.68	93.16	High	93.16	91.67	90.11	91.47	91.68
74.22	77.61	Low	85.75	77.86	75.32	79.13	74.22
76.21	87.94	Close	87.94	90.46	80.31	87.52	76.21

		Common Stock market capitalization (1)	40,197	41,141	36,421	39,550	34,249

(1)	As of end of period. Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income for the first, second and third quarter of 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes. These notes are currently dilutive when book value per share is greater than $90.85.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

OPERATIONS HIGHLIGHTS

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	363.7	370.0	380.9	380.6	380.9
		Retail customers	180.0	186.1	198.4	199.2	188.9
		General account	373.8	377.4	382.4	368.5	376.7

		Total Investment Management and Advisory Services	917.5	933.5	961.7	948.3	946.5
		Non-proprietary assets under management	197.4	197.5	195.8	191.5	178.2

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,114.9	1,131.0	1,157.5	1,139.8	1,124.7
		Managed by U.S. Individual Life and Group Insurance Division	22.3	23.0	23.7	24.1	24.2
		Managed by International Insurance Division	23.0	21.9	22.5	22.9	22.2

		Total assets under management	1,160.2	1,175.9	1,203.7	1,186.8	1,171.1
		Client assets under administration	152.6	154.5	159.3	165.7	163.1

		Total assets under management and administration	1,312.8	1,330.4	1,363.0	1,352.5	1,334.2

		Assets managed or administered for customers outside of the United States at end of period	261.0	248.3	262.4	263.1	263.4

		Distribution Representatives (1):
		Prudential Agents	2,822	2,784	2,822	2,866	2,922
		International Life Planners	7,213	7,352	7,469	7,415	7,509
		Gibraltar Life Consultants	8,601	8,707	8,645	8,565	8,593

52	50	Prudential Agent productivity ($ thousands)	53	69	47	53	57

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINED STATEMENTS OF OPERATIONS

(in millions)

				PFI Excluding Closed Block Business (1)		Consolidated PFI
Year-to-date		%		2014		2015
2015	2014	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (2):
17,968	16,314	10%	Premiums	5,923	9,890	5,913	6,782	5,273
4,489	4,544	-1%	Policy charges and fee income	1,512	1,580	1,554	1,383	1,552
8,994	9,025	0%	Net investment income	3,040	3,021	3,005	2,974	3,015
3,934	3,932	0%	Asset management fees, commissions and other income	1,291	1,338	1,335	1,361	1,238

35,385	33,815	5%	Total revenues	11,766	15,829	11,807	12,500	11,078

			Benefits and Expenses (2):
18,781	17,259	9%	Insurance and annuity benefits	6,423	10,280	6,216	6,925	5,640
2,706	2,801	-3%	Interest credited to policyholders’ account balances	942	919	884	907	915
980	980	0%	Interest expense	340	328	317	324	339
(1,961)	(2,022)	3%	Deferral of acquisition costs	(675)	(672)	(647)	(664)	(650)
1,188	1,327	-10%	Amortization of acquisition costs	376	526	428	251	509
8,642	8,923	-3%	General and administrative expenses	3,007	3,103	2,864	2,916	2,862

30,336	29,268	4%	Total benefits and expenses	10,413	14,484	10,062	10,659	9,615

5,049	4,547	11%	Adjusted operating income before income taxes	1,353	1,345	1,745	1,841	1,463

			Reconciling items:
2,719	(1,314)	307%	Realized investment gains (losses), net, and related adjustments	(1,161)	(2,274)	1,662	(60)	1,117
(944)	(99)	-854%	Related charges	29	(443)	(611)	346	(679)

1,775	(1,413)	226%	Total realized investment gains (losses), net, and related charges and adjustments	(1,132)	(2,717)	1,051	286	438

(365)	195	-287%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(131)	144	83	(220)	(228)
295	(139)	312%	Change in experience-rated contractholder liabilities due to asset value changes	93	(155)	(197)	234	258
			Divested businesses:
138	—	—	Closed Block division	—	—	(22)	52	108
(26)	113	-123%	Other divested businesses	(7)	54	75	(109)	8
60	37	62%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	8	7	13	45	2

1,877	(1,207)	256%	Total reconciling items, before income taxes	(1,169)	(2,667)	1,003	288	586

6,926	3,340	107%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	184	(1,322)	2,748	2,129	2,049
1,962	575	241%	Income tax expense (benefit)	(287)	(120)	699	679	584

4,964	2,765	80%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	471	(1,202)	2,049	1,450	1,465

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended September 30, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,273	688	1,203	3,385	(3)
Policy charges and fee income	1,552	718	717	129	(12)
Net investment income	3,015	1,205	593	1,081	136
Asset management fees, commissions and other income	1,238	1,197	156	155	(270)

Total revenues	11,078	3,808	2,669	4,750	(149)

Benefits and Expenses (1):
Insurance and annuity benefits	5,640	1,216	1,507	2,904	13
Interest credited to policyholders’ account balances	915	468	228	219	—
Interest expense	339	25	142	2	170
Deferral of acquisition costs	(650)	(117)	(166)	(382)	15
Amortization of acquisition costs	509	179	98	249	(17)
General and administrative expenses	2,862	1,305	633	946	(22)

Total benefits and expenses	9,615	3,076	2,442	3,938	159

Adjusted operating income (loss) before income taxes	1,463	732	227	812	(308)

	Quarter Ended September 30, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,923	1,130	1,243	3,568	(18)
Policy charges and fee income	1,512	729	637	156	(10)
Net investment income	3,040	1,229	570	1,138	103
Asset management fees, commissions and other income	1,291	1,221	180	140	(250)

Total revenues	11,766	4,309	2,630	5,002	(175)

Benefits and Expenses (1):
Insurance and annuity benefits	6,423	1,637	1,692	3,051	43
Interest credited to policyholders’ account balances	942	472	214	256	—
Interest expense	340	36	149	1	154
Deferral of acquisition costs	(675)	(147)	(125)	(415)	12
Amortization of acquisition costs	376	153	29	209	(15)
General and administrative expenses	3,007	1,335	647	1,055	(30)

Total benefits and expenses	10,413	3,486	2,606	4,157	164

Adjusted operating income (loss) before income taxes	1,353	823	24	845	(339)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Nine Months Ended September 30, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	17,968	3,840	3,591	10,537	—
Policy charges and fee income	4,489	2,178	1,938	408	(35)
Net investment income	8,994	3,608	1,693	3,279	414
Asset management fees, commissions and other income	3,934	3,736	526	469	(797)

Total revenues	35,385	13,362	7,748	14,693	(418)

Benefits and Expenses (1):
Insurance and annuity benefits	18,781	5,162	4,576	9,039	4
Interest credited to policyholders’ account balances	2,706	1,364	675	667	—
Interest expense	980	83	418	4	475
Deferral of acquisition costs	(1,961)	(365)	(462)	(1,178)	44
Amortization of acquisition costs	1,188	410	59	756	(37)
General and administrative expenses	8,642	3,977	1,797	2,917	(49)

Total benefits and expenses	30,336	10,631	7,063	12,205	437

Adjusted operating income (loss) before income taxes	5,049	2,731	685	2,488	(855)

	Nine Months Ended September 30, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	16,314	1,528	3,724	11,086	(24)
Policy charges and fee income	4,544	2,139	2,006	432	(33)
Net investment income	9,025	3,698	1,668	3,350	309
Asset management fees, commissions and other income	3,932	3,652	550	461	(731)

Total revenues	33,815	11,017	7,948	15,329	(479)

Benefits and Expenses (1):
Insurance and annuity benefits	17,259	2,948	4,863	9,381	67
Interest credited to policyholders’ account balances	2,801	1,429	635	737	—
Interest expense	980	107	402	3	468
Deferral of acquisition costs	(2,022)	(422)	(398)	(1,247)	45
Amortization of acquisition costs	1,327	424	228	715	(40)
General and administrative expenses	8,923	3,887	1,859	3,174	3

Total benefits and expenses	29,268	8,373	7,589	12,763	543

Adjusted operating income (loss) before income taxes	4,547	2,644	359	2,566	(1,022)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

CONSOLIDATED BALANCE SHEETS - PFI

(in millions)

	Consolidated PFI
	09/30/2014	12/31/2014	03/31/2015	06/30/2015	09/30/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $273,760; $265,116; $263,134; $262,820; $263,281)	301,067	299,090	299,422	290,063	290,778
Fixed maturities, held to maturity, at amortized cost (fair value $3,183; $2,902; $2,817; $2,674; $2,669)	2,880	2,575	2,513	2,396	2,380
Trading account assets supporting insurance liabilities, at fair value	20,507	20,263	20,626	20,267	20,408
Other trading account assets, at fair value	9,321	10,874	11,989	12,749	14,075
Equity securities, available for sale, at fair value (cost $7,099; $6,921; $7,045; $6,870; $6,755)	9,878	9,861	10,206	9,901	9,109
Commercial mortgage and other loans	44,836	46,432	47,478	48,569	50,048
Policy loans	11,857	11,712	11,693	11,652	11,624
Other long-term investments	10,860	10,921	11,001	10,678	10,591
Short-term investments	5,535	8,258	5,947	5,669	7,937

Total investments	416,741	419,986	420,875	411,944	416,950
Cash and cash equivalents	17,222	14,918	19,119	17,038	20,207
Accrued investment income	3,209	3,130	3,135	3,117	3,156
Deferred policy acquisition costs	16,585	15,971	15,639	16,569	16,206
Value of business acquired	3,394	2,836	2,514	2,994	2,847
Other assets	14,380	13,379	14,624	14,728	14,545
Separate account assets	292,616	296,435	302,706	296,341	280,616

Total assets	764,147	766,655	778,612	762,731	754,527

Liabilities:
Future policy benefits	215,847	217,766	220,840	216,555	222,220
Policyholders’ account balances	139,133	136,150	135,143	135,630	136,620
Securities sold under agreements to repurchase	9,039	9,407	7,766	7,863	8,107
Cash collateral for loaned securities	4,569	4,241	4,437	3,808	4,241
Income taxes	8,634	9,881	11,390	9,239	9,644
Senior short-term debt	4,429	3,839	3,013	3,621	1,833
Senior long-term debt	17,713	14,947	14,819	14,380	14,445
Junior subordinated long-term debt	4,884	4,884	4,884	5,884	5,884
Notes issued by consolidated variable interest entities	5,397	6,058	6,830	7,455	8,370
Other liabilities	19,534	20,698	21,210	19,663	19,777
Separate account liabilities	292,616	296,435	302,706	296,341	280,616

Total liabilities	721,795	724,306	733,038	720,439	711,757

Attributed Equity:
Accumulated other comprehensive income	13,501	16,050	17,752	13,404	13,463
Other attributed equity	28,268	25,720	27,292	28,319	29,257

Total attributed equity	41,769	41,770	45,044	41,723	42,720

Noncontrolling Interest	583	579	530	569	50

Total Equity	42,352	42,349	45,574	42,292	42,770

Total liabilities and equity	764,147	766,655	778,612	762,731	754,527

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINED BALANCE SHEETS - PFI EXCLUDING CLOSED BLOCK BUSINESS / DIVISION

(in millions)

	PFI Excluding Closed Block Business (1)		PFI Excluding Closed Block Division
	09/30/2014	12/31/2014	03/31/2015	06/30/2015	09/30/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $232,413; $225,342; $225,741; $225,742; $226,686)	256,119	255,425	258,359	250,739	251,953
Fixed maturities, held to maturity, at amortized cost (fair value $3,183; $2,902; $2,817; $2,674; $2,669)	2,880	2,575	2,513	2,396	2,380
Trading account assets supporting insurance liabilities, at fair value	20,507	20,263	20,626	20,267	20,408
Other trading account assets, at fair value	9,003	10,524	11,671	12,439	13,776
Equity securities, available for sale, at fair value (cost $4,815; $4,732; $4,782; $4,811; $4,848)	6,377	6,339	6,593	6,671	6,385
Commercial mortgage and other loans	34,549	36,957	37,890	38,731	40,206
Policy loans	6,928	6,798	6,813	6,804	6,814
Other long-term investments	8,315	8,155	8,105	7,841	7,621
Short-term investments	4,789	6,221	4,978	4,571	6,143

Total investments	349,467	353,257	357,548	350,459	355,686
Cash and cash equivalents	15,447	13,718	17,709	16,029	19,554
Accrued investment income	2,605	2,579	2,581	2,598	2,618
Deferred policy acquisition costs	16,219	15,561	15,239	16,178	15,824
Value of business acquired	3,394	2,836	2,514	2,994	2,847
Other assets	13,788	11,378	14,026	14,239	14,181
Separate account assets	292,616	296,435	302,706	296,341	280,616

Total assets	693,536	695,764	712,323	698,838	691,326

Liabilities:
Future policy benefits	165,985	167,903	171,057	166,890	172,662
Policyholders’ account balances	133,814	130,840	129,854	130,358	131,359
Securities sold under agreements to repurchase	4,979	5,492	4,308	4,592	5,259
Cash collateral for loaned securities	3,270	3,064	3,024	2,679	2,851
Income taxes	9,078	10,536	12,132	9,985	10,406
Senior short-term debt	4,354	1,746	3,013	3,621	1,833
Senior long-term debt	16,113	14,947	14,819	14,380	14,445
Junior subordinated long-term debt	4,884	4,884	4,884	5,884	5,884
Notes issued by consolidated variable interest entities	5,397	6,058	6,830	7,455	8,370
Other liabilities	12,260	12,299	12,594	12,864	13,451
Separate account liabilities	292,616	296,435	302,706	296,341	280,616

Total liabilities	652,750	654,204	665,221	655,049	647,136

Attributed Equity:
Accumulated other comprehensive income	13,328	15,882	17,739	13,406	13,459
Other attributed equity	26,875	25,099	28,833	29,814	30,681

Total attributed equity	40,203	40,981	46,572	43,220	44,140

Noncontrolling Interest	583	579	530	569	50

Total Equity	40,786	41,560	47,102	43,789	44,190

Total liabilities and equity	693,536	695,764	712,323	698,838	691,326

(1)	Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of September 30, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	416,950	61,264	355,686	133,387	51,343	156,412	14,544
Deferred policy acquisition costs	16,206	382	15,824	4,865	4,865	6,400	(306)
Other assets	40,755	1,555	39,200	17,707	11,424	8,476	1,593
Separate account assets	280,616	—	280,616	237,424	44,121	2,446	(3,375)

Total assets	754,527	63,201	691,326	393,383	111,753	173,734	12,456

Liabilities:
Future policy benefits	222,220	49,558	172,662	62,644	14,676	91,159	4,183
Policyholders’ account balances	136,620	5,261	131,359	56,760	31,285	43,320	(6)
Debt	22,162	—	22,162	3,098	8,275	99	10,690
Other liabilities	50,139	9,802	40,337	16,574	6,929	15,061	1,773
Separate account liabilities	280,616	—	280,616	237,424	44,121	2,446	(3,375)

Total liabilities	711,757	64,621	647,136	376,500	105,286	152,085	13,265

Attributed Equity:
Accumulated other comprehensive income (loss)	13,463	4	13,459	1,131	869	12,839	(1,380)
Other attributed equity	29,257	(1,424)	30,681	15,721	5,598	8,764	598

Total attributed equity	42,720	(1,420)	44,140	16,852	6,467	21,603	(782)

Noncontrolling Interest	50	—	50	31	—	46	(27)

Total Equity	42,770	(1,420)	44,190	16,883	6,467	21,649	(809)

Total liabilities and equity	754,527	63,201	691,326	393,383	111,753	173,734	12,456

	As of December 31, 2014

	Consolidated PFI	Closed Block Business	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	419,986	66,729	353,257	132,397	50,134	156,414	14,312
Deferred policy acquisition costs	15,971	410	15,561	5,493	4,233	6,156	(321)
Other assets	34,263	3,752	30,511	15,909	10,971	6,735	(3,104)
Separate account assets	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total assets	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Liabilities:
Future policy benefits	217,766	49,863	167,903	61,305	14,350	88,287	3,961
Policyholders’ account balances	136,150	5,310	130,840	56,158	29,798	44,866	18
Debt	23,670	2,093	21,577	5,758	8,386	38	7,395
Other liabilities	50,285	12,836	37,449	13,631	6,444	14,741	2,633
Separate account liabilities	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total liabilities	724,306	70,102	654,204	387,892	104,917	150,262	11,133

Attributed Equity:
Accumulated other comprehensive income (loss)	16,050	168	15,882	2,421	1,355	13,377	(1,271)
Other attributed equity	25,720	621	25,099	13,965	5,005	7,942	(1,813)

Total attributed equity	41,770	789	40,981	16,386	6,360	21,319	(3,084)

Noncontrolling Interest	579	—	579	561	—	54	(36)

Total Equity	42,349	789	41,560	16,947	6,360	21,373	(3,120)

Total liabilities and equity	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of September 30, 2015				As of December 31, 2014
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	194	5,990	5,884	12,068	454	7,997	4,884	13,335
Operating Debt - Investment related	779	7,205	—	7,984	1,754	4,958	—	6,712
Operating Debt - Specified businesses	860	676	—	1,536	1,631	1,489	—	3,120
Limited recourse and non-recourse borrowing	—	574	—	574	—	503	—	503

Total debt	1,833	14,445	5,884	22,162	3,839	14,947	4,884	23,670

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of September 30, 2015				As of December 31, 2014
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	11,075	941	52	12,068	12,241	1,041	53	13,335
Operating Debt - Investment related	5,365	417	2,202	7,984	4,013	494	2,205	6,712
Operating Debt - Specified businesses	981	555	—	1,536	2,125	995	—	3,120
Limited recourse and non-recourse borrowing	—	574	—	574	—	503	—	503

Total debt	17,421	2,487	2,254	22,162	18,379	3,033	2,258	23,670

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million and $941 million of surplus notes as of September 30, 2015 and December 31, 2014, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2014		2015
2015	2014	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,840	1,528	151%	Premiums	1,130	5,373	1,213	1,939	688
2,178	2,139	2%	Policy charges and fee income	729	727	720	740	718
3,608	3,698	-2%	Net investment income	1,229	1,261	1,217	1,186	1,205
3,736	3,652	2%	Asset management fees, commissions and other income	1,221	1,249	1,248	1,291	1,197

13,362	11,017	21%	Total revenues	4,309	8,610	4,398	5,156	3,808

			Benefits and Expenses (1):
5,162	2,948	75%	Insurance and annuity benefits	1,637	5,869	1,616	2,330	1,216
1,364	1,429	-5%	Interest credited to policyholders’ account balances	472	476	450	446	468
83	107	-22%	Interest expense	36	35	34	24	25
(365)	(422)	14%	Deferral of acquisition costs	(147)	(142)	(120)	(128)	(117)
410	424	-3%	Amortization of acquisition costs	153	170	99	132	179
3,977	3,887	2%	General and administrative expenses	1,335	1,379	1,301	1,371	1,305

10,631	8,373	27%	Total benefits and expenses	3,486	7,787	3,380	4,175	3,076

2,731	2,644	3%	Adjusted operating income before income taxes	823	823	1,018	981	732

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2015				Quarter Ended September 30, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	3,840	88	3,752	—	688	28	660	—
Policy charges and fee income	2,178	2,015	163	—	718	664	54	—
Net investment income	3,608	450	3,077	81	1,205	156	1,029	20
Asset management fees, commissions and other income	3,736	1,001	603	2,132	1,197	319	194	684

Total revenues	13,362	3,554	7,595	2,213	3,808	1,167	1,937	704

Benefits and Expenses (1):
Insurance and annuity benefits	5,162	235	4,927	—	1,216	154	1,062	—
Interest credited to policyholders’ account balances	1,364	268	1,096	—	468	106	362	—
Interest expense	83	55	21	7	25	15	7	3
Deferral of acquisition costs	(365)	(325)	(32)	(8)	(117)	(104)	(11)	(2)
Amortization of acquisition costs	410	344	52	14	179	163	12	4
General and administrative expenses	3,977	1,590	768	1,619	1,305	523	263	519

Total benefits and expenses	10,631	2,167	6,832	1,632	3,076	857	1,695	524

Adjusted operating income before income taxes	2,731	1,387	763	581	732	310	242	180

	Nine Months Ended September 30, 2014				Quarter Ended September 30, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,528	77	1,451	—	1,130	20	1,110	—
Policy charges and fee income	2,139	1,978	161	—	729	676	53	—
Net investment income	3,698	472	3,138	88	1,229	154	1,032	43
Asset management fees, commissions and other income	3,652	992	647	2,013	1,221	341	202	678

Total revenues	11,017	3,519	5,397	2,101	4,309	1,191	2,397	721

Benefits and Expenses (1):
Insurance and annuity benefits	2,948	337	2,611	—	1,637	123	1,514	—
Interest credited to policyholders’ account balances	1,429	319	1,110	—	472	107	365	—
Interest expense	107	80	19	8	36	27	7	2
Deferral of acquisition costs	(422)	(375)	(34)	(13)	(147)	(127)	(17)	(3)
Amortization of acquisition costs	424	392	17	15	153	141	7	5
General and administrative expenses	3,887	1,621	768	1,498	1,335	553	265	517

Total benefits and expenses	8,373	2,374	4,491	1,508	3,486	824	2,141	521

Adjusted operating income before income taxes	2,644	1,145	906	593	823	367	256	200

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
155,083	150,467	Beginning total account value	155,890	153,172	155,083	157,552	155,424
3,002	5,299	Sales: Highest Daily Suite - risk retained by Prudential (1)	1,828	1,688	1,421	846	735
1,059	—	Highest Daily Suite - externally reinsured living benefits	—	—	—	559	500
2,595	2,217	Other variable annuities (2)	733	753	794	921	880

6,656	7,516	Total sales	2,561	2,441	2,215	2,326	2,115
(6,302)	(6,497)	Surrenders and withdrawals	(2,152)	(2,217)	(2,167)	(2,170)	(1,965)

354	1,019	Net sales	409	224	48	156	150
(1,190)	(1,091)	Benefit payments	(345)	(368)	(400)	(390)	(400)

(836)	(72)	Net flows	64	(144)	(352)	(234)	(250)
(4,864)	5,384	Change in market value, interest credited, and other	(1,891)	2,945	3,713	(983)	(7,594)
(2,698)	(2,607)	Policy charges	(891)	(890)	(892)	(911)	(895)

146,685	153,172	Ending total account value	153,172	155,083	157,552	155,424	146,685

		Variable Annuities Account Value by Product:
110,390	115,853	Highest Daily Suite - risk retained by Prudential (1)	115,853	117,627	119,801	117,723	110,390
1,011	—	Highest Daily Suite - externally reinsured living benefits	—	—	—	553	1,011
35,284	37,319	Other variable annuities (2)	37,319	37,456	37,751	37,148	35,284

146,685	153,172	Ending total account value	153,172	155,083	157,552	155,424	146,685

		Fixed Annuities and other products (3):
3,581	3,673	Beginning total account value	3,638	3,611	3,581	3,575	3,552
35	43	Sales	13	8	12	15	8
(92)	(99)	Surrenders and withdrawals	(30)	(39)	(29)	(33)	(30)

(57)	(56)	Net redemptions	(17)	(31)	(17)	(18)	(22)
(278)	(255)	Benefit payments	(109)	(85)	(88)	(99)	(91)

(335)	(311)	Net flows	(126)	(116)	(105)	(117)	(113)
287	251	Interest credited and other	100	86	99	94	94
(1)	(2)	Policy charges	(1)	—	—	—	(1)

3,532	3,611	Ending total account value	3,611	3,581	3,575	3,552	3,532

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,922	1,876	Insurance Agents	624	633	638	673	611
1,266	1,526	Wirehouses	561	482	394	443	429
2,524	3,074	Independent Financial Planners	1,036	993	855	881	788
979	1,083	Bank Distribution	353	341	340	344	295

6,691	7,559	Total	2,574	2,449	2,227	2,341	2,123

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,852	10,054	Beginning balance	9,811	9,816	9,852	9,728	9,724
886	995	Premiums and deposits	374	336	308	302	276
(558)	(657)	Surrenders and withdrawals	(215)	(218)	(198)	(184)	(176)

328	338	Net sales	159	118	110	118	100
(337)	(312)	Benefit payments	(127)	(103)	(105)	(123)	(109)

(9)	26	Net flows	32	15	5	(5)	(9)
193	269	Interest credited and other	68	68	64	63	66
(5)	(531)	Net transfers (to) from separate account	(94)	(47)	(193)	(61)	249
(1)	(2)	Policy charges	(1)	—	—	(1)	—

10,030	9,816	Ending balance	9,816	9,852	9,728	9,724	10,030

		Account Values in Separate Account (1):
148,812	144,086	Beginning balance	149,717	146,967	148,812	151,399	149,252
5,805	6,564	Premiums and deposits	2,200	2,113	1,919	2,039	1,847
(5,836)	(5,939)	Surrenders and withdrawals	(1,967)	(2,038)	(1,998)	(2,019)	(1,819)

(31)	625	Net sales (redemptions)	233	75	(79)	20	28
(1,131)	(1,034)	Benefit payments	(327)	(350)	(383)	(366)	(382)

(1,162)	(409)	Net flows	(94)	(275)	(462)	(346)	(354)
(4,770)	5,366	Change in market value, interest credited and other	(1,859)	2,963	3,748	(952)	(7,566)
5	531	Net transfers (to) from general account	94	47	193	61	(249)
(2,698)	(2,607)	Policy charges	(891)	(890)	(892)	(910)	(896)

140,187	146,967	Ending balance	146,967	148,812	151,399	149,252	140,187

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2014		2015
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	5,947	5,756	5,594	5,276	4,933
Guaranteed minimum withdrawal benefits	767	736	707	666	588
Guaranteed minimum income benefits	3,382	3,324	3,271	3,151	2,861
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	118,124	120,404	123,093	121,358	114,539
Guaranteed minimum withdrawal & income benefits - externally reinsured	—	—	—	553	1,011

Total	128,220	130,220	132,665	131,004	123,932

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	111,033	112,724	114,797	112,770	105,926
Account Values with Auto-Rebalancing Feature - externally reinsured	—	—	—	553	1,011
Account Values without Auto-Rebalancing Feature	17,187	17,496	17,868	17,681	16,995

Total	128,220	130,220	132,665	131,004	123,932

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,017	2,034	1,880	2,350	4,259
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	911	871	816	905	1,296

Total	2,928	2,905	2,696	3,255	5,555

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2014		2015
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	115,725	117,592	119,854	118,425	112,070
Net amount at risk	437	403	377	470	894
Minimum return, anniversary contract value, or maximum contract value:
Account value	34,299	34,298	34,432	33,665	31,366
Net amount at risk	2,987	2,855	2,709	3,058	4,711

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	111,033	112,724	114,797	113,323	106,937
Account Values without Auto-Rebalancing Feature	38,991	39,166	39,489	38,767	36,499

Total	150,024	151,890	154,286	152,090	143,436

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	823	765	699	980	2,305
Net Amount at Risk without Auto-Rebalancing Feature	2,601	2,493	2,387	2,548	3,300

Total	3,424	3,258	3,086	3,528	5,605

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
184,196	173,502	Beginning total account value	181,577	180,535	184,196	188,145	188,807
20,776	18,305	Deposits and sales	5,190	5,629	6,314	5,040	9,422
(15,984)	(16,290)	Withdrawals and benefits	(4,221)	(6,311)	(6,229)	(4,683)	(5,072)
(4,473)	5,018	Change in market value, interest credited, interest income and other activity	(2,011)	4,343	3,864	305	(8,642)

184,515	180,535	Ending total account value	180,535	184,196	188,145	188,807	184,515

4,792	2,015	Net additions (withdrawals)	969	(682)	85	357	4,350

		Stable value account values included above	44,464	44,671	44,733	45,007	45,731

		Institutional Investment Products:
179,641	149,402	Beginning total account value	148,971	175,526	179,641	177,120	183,798
12,147	34,770	Additions	30,962	8,523	969	9,147	2,031
(11,243)	(11,253)	Withdrawals and benefits	(3,634)	(4,783)	(3,495)	(3,808)	(3,940)
2,818	4,134	Change in market value, interest credited and interest income	940	1,699	1,629	83	1,106
(1,701)	(1,527)	Other (1)	(1,713)	(1,324)	(1,624)	1,256	(1,333)

181,662	175,526	Ending total account value	175,526	179,641	177,120	183,798	181,662

904	23,517	Net additions (withdrawals)	27,328	3,740	(2,526)	5,339	(1,909)

		Amounts included in ending total account value above:
68,097	71,323	Investment-only stable value wraps	71,323	69,814	69,113	67,958	68,097
34,628	29,509	Longevity reinsurance (2)	29,509	30,839	29,176	36,252	34,628
78,937	74,694	Group annuities and other products	74,694	78,988	78,831	79,588	78,937

181,662	175,526	Ending total account value	175,526	179,641	177,120	183,798	181,662

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2014		2015
2015	2014	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,606	1,506	7%	Asset management fees	510	515	530	540	536
173	195	-11%	Other related revenues	62	67	72	52	49
434	400	9%	Service, distribution and other revenues	149	157	131	184	119

2,213	2,101	5%	Total Asset Management segment revenues	721	739	733	776	704

			Analysis of asset management fees by source:
692	655	6%	Institutional customers	216	222	228	230	234
577	536	8%	Retail customers	186	184	189	197	191
337	315	7%	General account	108	109	113	113	111

1,606	1,506	7%	Total asset management fees	510	515	530	540	536

Supplementary Assets Under Management Information (in billions):
	September 30, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.4	285.1	38.4	380.9
Retail customers	115.0	71.8	2.1	188.9
General account	7.0	367.9	1.8	376.7

Total	179.4	724.8	42.3	946.5

	September 30, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	64.0	263.9	35.8	363.7
Retail customers	121.3	56.3	2.4	180.0
General account	7.8	364.4	1.6	373.8

Total	193.1	684.6	39.8	917.5

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
323.6	300.5	Beginning assets under management	323.5	320.7	323.6	334.1	335.9
50.6	31.4	Additions	10.0	10.9	16.8	18.3	15.5
(35.4)	(28.2)	Withdrawals	(11.4)	(13.4)	(13.1)	(11.5)	(10.8)
(0.1)	17.3	Change in market value	(1.0)	5.8	6.6	(5.0)	(1.7)
—	—	Net money market flows	—	—	0.2	—	(0.2)
(0.1)	(0.3)	Other (1)	(0.4)	(0.4)	—	—	(0.1)

338.6	320.7	Ending assets under management	320.7	323.6	334.1	335.9	338.6
42.3	43.0	Affiliated institutional assets under management	43.0	46.4	46.8	44.7	42.3

380.9	363.7	Total assets managed for institutional customers at end of period	363.7	370.0	380.9	380.6	380.9

15.2	3.2	Net institutional additions (withdrawals), excluding money market activity	(1.4)	(2.5)	3.7	6.8	4.7

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
126.8	115.0	Beginning assets under management	122.5	122.7	126.8	135.1	135.2
31.6	24.9	Additions	8.5	11.9	13.1	10.3	8.2
(29.6)	(22.8)	Withdrawals	(7.3)	(9.3)	(9.1)	(10.7)	(9.8)
(2.8)	5.6	Change in market value	(1.0)	1.6	4.3	0.5	(7.6)
—	—	Net money market flows	—	—	—	—	—
(0.1)	—	Other	—	(0.1)	—	—	(0.1)

125.9	122.7	Ending assets under management	122.7	126.8	135.1	135.2	125.9
63.0	57.3	Affiliated retail assets under management	57.3	59.3	63.3	64.0	63.0

188.9	180.0	Total assets managed for retail customers at end of period	180.0	186.1	198.4	199.2	188.9

2.0	2.1	Net retail additions (withdrawals), excluding money market activity	1.2	2.6	4.0	(0.4)	(1.6)

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2014		2015
2015	2014	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,591	3,724	-4%	Premiums	1,243	1,183	1,188	1,200	1,203
1,938	2,006	-3%	Policy charges and fee income	637	704	705	516	717
1,693	1,668	1%	Net investment income	570	565	549	551	593
526	550	-4%	Asset management fees, commissions and other income	180	183	186	184	156

7,748	7,948	-3%	Total revenues	2,630	2,635	2,628	2,451	2,669

			Benefits and Expenses (1):
4,576	4,863	-6%	Insurance and annuity benefits	1,692	1,492	1,598	1,471	1,507
675	635	6%	Interest credited to policyholders’ account balances	214	219	210	237	228
418	402	4%	Interest expense	149	140	136	140	142
(462)	(398)	-16%	Deferral of acquisition costs	(125)	(151)	(139)	(157)	(166)
59	228	-74%	Amortization of acquisition costs	29	125	88	(127)	98
1,797	1,859	-3%	General and administrative expenses	647	648	589	575	633

7,063	7,589	-7%	Total benefits and expenses	2,606	2,473	2,482	2,139	2,442

685	359	91%	Adjusted operating income before income taxes	24	162	146	312	227

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2015			Quarter Ended September 30, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,591	680	2,911	1,203	219	984
Policy charges and fee income	1,938	1,501	437	717	578	139
Net investment income	1,693	1,248	445	593	436	157
Asset management fees, commissions and other income	526	457	69	156	142	14

Total revenues	7,748	3,886	3,862	2,669	1,375	1,294

Benefits and Expenses (1):
Insurance and annuity benefits	4,576	1,680	2,896	1,507	525	982
Interest credited to policyholders’ account balances	675	480	195	228	165	63
Interest expense	418	411	7	142	140	2
Deferral of acquisition costs	(462)	(453)	(9)	(166)	(166)	—
Amortization of acquisition costs	59	55	4	98	97	1
General and administrative expenses	1,797	1,177	620	633	431	202

Total benefits and expenses	7,063	3,350	3,713	2,442	1,192	1,250

Adjusted operating income before income taxes	685	536	149	227	183	44

	Nine Months Ended September 30, 2014			Quarter Ended September 30, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,724	643	3,081	1,243	210	1,033
Policy charges and fee income	2,006	1,581	425	637	502	135
Net investment income	1,668	1,209	459	570	415	155
Asset management fees, commissions and other income	550	462	88	180	154	26

Total revenues	7,948	3,895	4,053	2,630	1,281	1,349

Benefits and Expenses (1):
Insurance and annuity benefits	4,863	1,616	3,247	1,692	548	1,144
Interest credited to policyholders’ account balances	635	452	183	214	152	62
Interest expense	402	395	7	149	146	3
Deferral of acquisition costs	(398)	(398)	—	(125)	(125)	—
Amortization of acquisition costs	228	221	7	29	27	2
General and administrative expenses	1,859	1,229	630	647	436	211

Total benefits and expenses	7,589	3,515	4,074	2,606	1,184	1,422

Adjusted operating income (loss) before income taxes	359	380	(21)	24	97	(73)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

56	30	Variable life	10	22	18	13	25
204	160	Universal life	43	59	57	65	82
152	132	Term life	44	49	49	52	51

412	322	Total	97	130	124	130	158

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

82	71	Prudential Agents	24	27	25	27	30
330	251	Third party distribution	73	103	99	103	128

412	322	Total	97	130	124	130	158

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
22,526	21,842	Beginning balance	22,239	22,570	22,526	22,617	23,734
2,329	2,146	Premiums and deposits	696	734	737	830	762
(790)	(822)	Surrenders and withdrawals	(274)	(308)	(267)	(277)	(246)

1,539	1,324	Net sales	422	426	470	553	516
(383)	(326)	Benefit payments	(111)	(104)	(137)	(128)	(118)

1,156	998	Net flows	311	322	333	425	398
897	362	Interest credited and other	231	(137)	(29)	895	31
345	325	Net transfers from separate account	110	107	115	124	106
(1,002)	(957)	Policy charges	(321)	(336)	(328)	(324)	(350)
—	—	Acquisition	—	—	—	(3)	3

23,922	22,570	Ending balance	22,570	22,526	22,617	23,734	23,922

		Separate Account Liabilities:
27,888	26,916	Beginning balance	27,968	27,455	27,888	28,246	28,055
989	930	Premiums and deposits	278	420	391	307	291
(643)	(661)	Surrenders and withdrawals	(219)	(212)	(214)	(225)	(204)

346	269	Net sales	59	208	177	82	87
(102)	(80)	Benefit payments	(20)	(24)	(34)	(42)	(26)

244	189	Net flows	39	184	143	40	61
(911)	1,393	Change in market value, interest credited and other	(201)	594	563	124	(1,598)
(345)	(325)	Net transfers to general account	(110)	(107)	(115)	(124)	(106)
(693)	(718)	Policy charges	(241)	(238)	(233)	(231)	(229)
—	—	Acquisition	—	—	—	—	—

26,183	27,455	Ending balance	27,455	27,888	28,246	28,055	26,183

		FACE AMOUNT IN FORCE (3):

		Variable life	169,493	168,852	168,000	166,490	164,363
		Universal life	150,697	152,706	154,921	157,425	160,829
		Term life	640,758	650,233	659,900	670,043	679,979

		Total	960,948	971,791	982,820	993,958	1,005,171

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
179	161	Group life	14	28	131	10	38
64	58	Group disability	13	9	31	14	19

243	219	Total	27	37	162	24	57

		Future Policy Benefits (1) (2):
		Group life	2,074	2,219	2,156	2,083	1,994
		Group disability	11	3	30	21	11

		Total	2,085	2,222	2,186	2,104	2,005

		Policyholders’ Account Balances (1):
		Group life	7,953	8,106	8,025	8,120	8,234
		Group disability	223	236	231	264	200

		Total	8,176	8,342	8,256	8,384	8,434

		Separate Account Liabilities (1):
		Group life	24,515	24,305	26,764	24,550	23,646
		Group disability	—	—	—	—	—

		Total	24,515	24,305	26,764	24,550	23,646

		Group Life Insurance:
2,958	2,959	Gross premiums, policy charges and fee income (3)	953	1,018	978	1,006	974
2,799	2,894	Earned premiums, policy charges and fee income	955	914	918	955	926
89.2%	89.6%	Benefits ratio	89.9%	88.1%	92.8%	86.5%	88.6%
10.7%	10.8%	Administrative operating expense ratio	11.5%	12.0%	10.6%	10.5%	10.8%
		Persistency ratio	93.5%	93.2%	92.8%	92.6%	92.0%

		Group Disability Insurance:
617	662	Gross premiums, policy charges and fee income (3)	220	220	199	205	213
549	612	Earned premiums, policy charges and fee income	213	206	180	172	197
72.5%	106.7%	Benefits ratio	133.8%	79.1%	72.2%	61.6%	81.8%
33.2%	29.9%	Administrative operating expense ratio	31.4%	30.9%	32.7%	34.1%	32.7%
		Persistency ratio	84.6%	83.9%	89.5%	88.6%	87.7%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,376	5,490	Beginning balance	5,521	5,554	5,376	5,046	5,186
325	375	Capitalization	127	123	109	112	104
(344)	(392)	Amortization - operating results	(141)	(151)	(89)	(92)	(163)
(653)	84	Amortization - realized investment gains and losses	34	(144)	(343)	89	(399)
31	(3)	Impact of unrealized (gains) or losses on AFS securities	13	(6)	(7)	31	7
—	—	Other	—	—	—	—	—

4,735	5,554	Ending balance	5,554	5,376	5,046	5,186	4,735

		INDIVIDUAL LIFE INSURANCE:
4,056	4,112	Beginning balance	4,057	4,185	4,056	3,985	4,652
453	398	Capitalization	125	149	139	148	166
(55)	(221)	Amortization - operating results	(27)	(124)	(86)	128	(97)
(8)	8	Amortization - realized investment gains and losses	5	(31)	(23)	37	(22)
237	(112)	Impact of unrealized (gains) or losses on AFS securities	25	(123)	(101)	354	(16)

4,683	4,185	Ending balance	4,185	4,056	3,985	4,652	4,683

		GROUP INSURANCE:
177	183	Beginning balance	178	176	177	175	183
9	—	Capitalization	—	2	—	9	—
(4)	(7)	Amortization - operating results	(2)	(1)	(2)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

182	176	Ending balance	176	177	175	183	182

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,513	1,813	Beginning balance	1,687	1,645	1,513	1,367	1,377
6	18	Capitalization	4	3	3	2	1
(117)	(158)	Amortization - operating results	(56)	(57)	(31)	(30)	(56)
(237)	(29)	Amortization - realized investment gains and losses	3	(78)	(118)	29	(148)
11	1	Impact of unrealized losses on AFS securities	7	—	—	9	2
—	—	Other	—	—	—	—	—

1,176	1,645	Ending balance	1,645	1,513	1,367	1,377	1,176

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014		2015
2015	2014			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
10,537	11,086	-5%	Premiums	3,568	3,338	3,519	3,633	3,385
408	432	-6%	Policy charges and fee income	156	164	140	139	129
3,279	3,350	-2%	Net investment income	1,138	1,084	1,099	1,099	1,081
469	461	2%	Asset management fees, commissions and other income	140	151	148	166	155

14,693	15,329	-4%	Total revenues	5,002	4,737	4,906	5,037	4,750

			Benefits and Expenses (1):
9,039	9,381	-4%	Insurance and annuity benefits	3,051	2,903	3,002	3,133	2,904
667	737	-9%	Interest credited to policyholders’ account balances	256	224	224	224	219
4	3	33%	Interest expense	1	1	1	1	2
(1,178)	(1,247)	6%	Deferral of acquisition costs	(415)	(394)	(401)	(395)	(382)
756	715	6%	Amortization of acquisition costs	209	246	252	255	249
2,917	3,174	-8%	General and administrative expenses	1,055	1,071	994	977	946

12,205	12,763	-4%	Total benefits and expenses	4,157	4,051	4,072	4,195	3,938

2,488	2,566	-3%	Adjusted operating income before income taxes	845	686	834	842	812

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2015			Quarter Ended September 30, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	10,537	5,100	5,437	3,385	1,643	1,742
Policy charges and fee income	408	257	151	129	85	44
Net investment income	3,279	1,303	1,976	1,081	434	647
Asset management fees, commissions and other income	469	263	206	155	88	67

Total revenues	14,693	6,923	7,770	4,750	2,250	2,500

Benefits and Expenses (1):
Insurance and annuity benefits	9,039	4,485	4,554	2,904	1,444	1,460
Interest credited to policyholders’ account balances	667	157	510	219	54	165
Interest expense	4	2	2	2	1	1
Deferral of acquisition costs	(1,178)	(566)	(612)	(382)	(178)	(204)
Amortization of acquisition costs	756	361	395	249	120	129
General and administrative expenses	2,917	1,266	1,651	946	411	535

Total benefits and expenses	12,205	5,705	6,500	3,938	1,852	2,086

Adjusted operating income before income taxes	2,488	1,218	1,270	812	398	414

	Nine Months Ended September 30, 2014			Quarter Ended September 30, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,086	5,263	5,823	3,568	1,693	1,875
Policy charges and fee income	432	267	165	156	87	69
Net investment income	3,350	1,298	2,052	1,138	436	702
Asset management fees, commissions and other income	461	196	265	140	68	72

Total revenues	15,329	7,024	8,305	5,002	2,284	2,718

Benefits and Expenses (1):
Insurance and annuity benefits	9,381	4,580	4,801	3,051	1,486	1,565
Interest credited to policyholders’ account balances	737	172	565	256	59	197
Interest expense	3	2	1	1	1	—
Deferral of acquisition costs	(1,247)	(585)	(662)	(415)	(185)	(230)
Amortization of acquisition costs	715	337	378	209	84	125
General and administrative expenses	3,174	1,303	1,871	1,055	425	630

Total benefits and expenses	12,763	5,809	6,954	4,157	1,870	2,287

Adjusted operating income before income taxes	2,566	1,215	1,351	845	414	431

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2014		2015
2015	2014		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,012	4,143	Japan, excluding Gibraltar Life	1,302	1,230	1,470	1,257	1,285
5,588	5,988	Gibraltar Life	1,944	1,776	1,742	2,060	1,786
1,345	1,387	All other countries	478	496	447	455	443

10,945	11,518	Total	3,724	3,502	3,659	3,772	3,514

		Annualized new business premiums:
505	545	Japan, excluding Gibraltar Life	161	161	199	146	160
1,178	1,207	Gibraltar Life	409	377	357	413	408
332	332	All other countries	113	123	117	112	103

2,015	2,084	Total	683	661	673	671	671

		Annualized new business premiums by distribution channel:
837	877	Life Planner Operations	274	284	316	258	263
480	542	Gibraltar Life Consultants	174	159	146	172	162
513	470	Banks	170	156	153	174	186
185	195	Independent Agency	65	62	58	67	60

2,015	2,084	Total	683	661	673	671	671

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
4,937	4,528	Japan, excluding Gibraltar Life	1,437	1,454	1,795	1,542	1,600
6,788	6,531	Gibraltar Life	2,111	2,036	2,099	2,501	2,188
1,429	1,300	All other countries	446	495	464	470	495

13,154	12,359	Total	3,994	3,985	4,358	4,513	4,283

		Annualized new business premiums:
627	598	Japan, excluding Gibraltar Life	178	189	245	183	199
1,369	1,268	Gibraltar Life	427	413	414	476	479
359	309	All other countries	105	122	121	118	120

2,355	2,175	Total	710	724	780	777	798

		Annualized new business premiums by distribution channel:
986	907	Life Planner Operations	283	311	366	301	319
578	577	Gibraltar Life Consultants	186	179	175	204	199
570	484	Banks	173	166	171	191	208
221	207	Independent Agency	68	68	68	81	72

2,355	2,175	Total	710	724	780	777	798

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2014		2015
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	342	345	350	353	357
Gibraltar Life	373	374	374	374	376
All other countries	116	118	120	122	124

Total	831	837	844	849	857

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,077	3,111	3,162	3,194	3,234
Gibraltar Life	7,137	7,224	7,189	7,149	7,146
All other countries	1,821	1,855	1,880	1,911	1,944

Total	12,035	12,190	12,231	12,254	12,324

International life insurance policy persistency:

Life Planner Operations:
13 months	92.5%	92.3%	92.3%	92.0%	92.6%
25 months	86.2%	86.0%	85.9%	85.7%	85.5%

Gibraltar Life (3):
13 months	91.2%	91.5%	92.0%	92.4%	92.6%
25 months	82.2%	82.2%	82.7%	82.8%	83.4%

Number of Life Planners at end of period:
Japan	3,275	3,328	3,436	3,385	3,478
All other countries	3,938	4,024	4,033	4,030	4,031

Total Life Planners	7,213	7,352	7,469	7,415	7,509

Gibraltar Life Consultants	8,601	8,707	8,645	8,565	8,593

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2015				December 31, 2014
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Business	PFI Excluding Closed Block Business
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	240,228	24,161	216,067	63.1%	249,165	28,626	220,539	64.5%
Public, held-to-maturity, at amortized cost	1,882	—	1,882	0.5%	2,000	—	2,000	0.6%
Private, available-for-sale, at fair value	50,406	14,664	35,742	10.4%	49,777	15,039	34,738	10.1%
Private, held-to-maturity, at amortized cost	498	—	498	0.1%	575	—	575	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,408	—	20,408	6.0%	20,263	—	20,263	5.9%
Other trading account assets, at fair value	1,823	299	1,524	0.4%	1,806	350	1,456	0.4%
Equity securities, available-for-sale, at fair value	9,106	2,724	6,382	1.9%	9,853	3,522	6,331	1.8%
Commercial mortgage and other loans, at book value	49,855	9,842	40,013	11.7%	46,013	9,475	36,538	10.7%
Policy loans, at outstanding balance	11,624	4,810	6,814	2.0%	11,712	4,914	6,798	2.0%
Other long-term investments (1)	10,113	2,970	7,143	2.2%	9,935	2,766	7,169	2.1%
Short-term investments	7,688	1,794	5,894	1.7%	7,911	2,037	5,874	1.7%

Subtotal (2)	403,631	61,264	342,367	100.0%	409,010	66,729	342,281	100.0%

Invested assets of other entities and operations (3)	13,319	—	13,319		10,976	—	10,976

Total investments	416,950	61,264	355,686		419,986	66,729	353,257

Fixed Maturities by Credit Quality (2):

	September 30, 2015					December 31, 2014
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Business
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	165,289	22,461	1,069	186,681	85.6%	167,392	24,613	549	191,456	85.9%
2	23,439	2,542	817	25,164	11.5%	22,321	3,054	279	25,096	11.3%

Subtotal - High or Highest Quality Securities	188,728	25,003	1,886	211,845	97.1%	189,713	27,667	828	216,552	97.2%

3	3,913	324	137	4,100	1.9%	3,661	359	32	3,988	1.8%
4	1,727	146	66	1,807	0.8%	1,684	188	32	1,840	0.8%
5	169	91	3	257	0.1%	171	73	6	238	0.1%
6	197	8	12	193	0.1%	196	11	1	206	0.1%

Subtotal - Other Securities	6,006	569	218	6,357	2.9%	5,712	631	71	6,272	2.8%

Total	194,734	25,572	2,104	218,202	100.0%	195,425	28,298	899	222,824	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	9,998	897	85	10,810	29.8%	8,730	1,102	15	9,817	27.8%
2	19,513	1,645	368	20,790	57.3%	19,790	1,880	123	21,547	60.9%

Subtotal - High or Highest Quality Securities	29,511	2,542	453	31,600	87.1%	28,520	2,982	138	31,364	88.7%

3	3,721	111	131	3,701	10.2%	2,958	178	26	3,110	8.8%
4	597	11	21	587	1.6%	544	16	18	542	1.5%
5	318	10	8	320	0.9%	270	10	18	262	0.8%
6	55	15	2	68	0.2%	68	11	2	77	0.2%

Subtotal - Other Securities	4,691	147	162	4,676	12.9%	3,840	215	64	3,991	11.3%

Total	34,202	2,689	615	36,276	100.0%	32,360	3,197	202	35,355	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2015 and December 31, 2014, 771 securities with amortized cost of $3,455 million (fair value $3,494 million) and 1,330 securities with amortized cost of $6,864 million (fair value $7,342 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	September 30, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	108,389	77.2%	111,991	79.5%
Public, held-to-maturity, at amortized cost	1,882	1.3%	2,000	1.4%
Private, available-for-sale, at fair value	9,564	6.8%	8,835	6.3%
Private, held-to-maturity, at amortized cost	498	0.4%	575	0.4%
Trading account assets supporting insurance liabilities, at fair value	1,913	1.4%	1,910	1.4%
Other trading account assets, at fair value	662	0.5%	672	0.5%
Equity securities, available-for-sale, at fair value	2,615	1.9%	2,504	1.8%
Commercial mortgage and other loans, at book value	9,435	6.7%	8,215	5.8%
Policy loans, at outstanding balance	2,189	1.6%	2,146	1.5%
Other long-term investments (3)	2,435	1.7%	1,606	1.1%
Short-term investments	747	0.5%	406	0.3%

Total	140,329	100.0%	140,860	100.0%

	September 30, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	107,678	53.3%	108,548	53.9%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	26,178	13.0%	25,903	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,495	9.2%	18,353	9.1%
Other trading account assets, at fair value	862	0.4%	784	0.4%
Equity securities, available-for-sale, at fair value	3,767	1.9%	3,827	1.9%
Commercial mortgage and other loans, at book value	30,578	15.1%	28,323	14.0%
Policy loans, at outstanding balance	4,625	2.3%	4,652	2.3%
Other long-term investments (3)	4,708	2.3%	5,563	2.8%
Short-term investments	5,147	2.5%	5,468	2.7%

Total	202,038	100.0%	201,421	100.0%

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.96%	2,214	293	3.83%	2,211	72
Equity securities	5.94%	72	(36)	6.24%	75	7
Commercial mortgage and other loans	4.47%	378	(14)	4.55%	326	54
Policy loans	4.97%	84	—	5.11%	89	—
Short-term investments and cash equivalents	0.22%	10	—	0.22%	7	—
Other investments	7.10%	150	1,313	8.71%	185	(496)

Gross investment income before investment expenses	3.96%	2,908	1,556	3.97%	2,893	(363)
Investment expenses	-0.15%	(98)	—	-0.15%	(82)	—

Subtotal	3.81%	2,810	1,556	3.82%	2,811	(363)

Investment results of other entities and operations (3)		259	49		282	38
Less, investment income related to adjusted operating income reconciling items		(54)			(53)

Total		3,015	1,605		3,040	(325)

	Nine Months Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	4.02%	6,648	956	3.86%	6,578	445
Equity securities	5.91%	208	42	6.25%	218	72
Commercial mortgage and other loans	4.48%	1,094	(3)	4.70%	964	47
Policy loans	4.98%	250	—	5.04%	256	—
Short-term investments and cash equivalents	0.21%	27	1	0.22%	19	—
Other investments	6.47%	408	2,446	9.00%	564	(656)

Gross investment income before investment expenses	3.98%	8,635	3,442	4.02%	8,599	(92)
Investment expenses	-0.15%	(288)	—	-0.14%	(255)	—

Subtotal	3.83%	8,347	3,442	3.88%	8,344	(92)

Investment results of other entities and operations (3)		814	115		831	79
Less, investment income related to adjusted operating income reconciling items		(167)			(150)

Total		8,994	3,557		9,025	(13)

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.22%	797	257	3.00%	847	95
Equity securities	5.33%	19	13	5.36%	23	5
Commercial mortgage and other loans	4.38%	99	(3)	4.03%	71	7
Policy loans	3.89%	21	—	3.87%	23	—
Short-term investments and cash equivalents	0.28%	1	—	0.21%	1	—
Other investments (2)	3.56%	24	249	7.84%	46	66

Gross investment income before investment expenses	3.33%	961	516	3.16%	1,011	173
Investment expenses	-0.14%	(40)	—	-0.12%	(40)	—

Total	3.19%	921	516	3.04%	971	173

	Nine Months Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.24%	2,397	854	3.00%	2,481	500
Equity securities	4.90%	53	46	5.39%	69	41
Commercial mortgage and other loans	4.49%	290	3	4.29%	218	9
Policy loans	3.89%	62	—	3.87%	67	—
Short-term investments and cash equivalents	0.25%	3	—	0.24%	3	—
Other investments (2)	5.87%	112	29	7.08%	125	294

Gross investment income before investment expenses	3.39%	2,917	932	3.16%	2,963	844
Investment expenses	-0.14%	(121)	—	-0.12%	(114)	—

Total	3.25%	2,796	932	3.04%	2,849	844

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.56%	1,417	36	4.62%	1,364	(23)
Equity securities	6.21%	53	(49)	6.74%	52	2
Commercial mortgage and other loans	4.51%	279	(11)	4.73%	255	47
Policy loans	5.48%	63	—	5.75%	66	—
Short-term investments and cash equivalents	0.22%	9	—	0.22%	6	—
Other investments	8.74%	126	1,064	9.03%	139	(562)

Gross investment income before investment expenses	4.38%	1,947	1,040	4.61%	1,882	(536)
Investment expenses	-0.16%	(58)	—	-0.16%	(42)	—

Total	4.22%	1,889	1,040	4.45%	1,840	(536)

	Nine Months Ended September 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.65%	4,251	102	4.69%	4,097	(55)
Equity securities	6.36%	155	(4)	6.76%	149	31
Commercial mortgage and other loans	4.48%	804	(6)	4.83%	746	38
Policy loans	5.50%	188	—	5.65%	189	—
Short-term investments and cash equivalents	0.21%	24	1	0.22%	16	—
Other investments	6.73%	296	2,417	9.73%	439	(950)

Gross investment income before investment expenses	4.37%	5,718	2,510	4.70%	5,636	(936)
Investment expenses	-0.16%	(167)	—	-0.16%	(141)	—

Total	4.21%	5,551	2,510	4.54%	5,495	(936)

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, discontinued operations, and results of the Closed Block Business for periods prior to first quarter 2015; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. For periods prior to first quarter 2015, attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests. For periods subsequent to December 31, 2014, attributed equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. for periods subsequent to December 31, 2014 and Financial Services Businesses for periods prior to first quarter 2015 divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company had two separate classes of common stock. The Common Stock reflected the performance of the Financial Services Businesses and the Class B Stock reflected the performance of the Closed Block Business. Earnings per share were calculated separately for each of these two classes of common stock and included a direct equity adjustment to modify the earnings available to each of the classes of common stock for the difference between the allocation of general and administrative expenses to each of the businesses and the cash flows between the businesses related to these expenses. Accordingly, earnings per share of Common Stock for periods through December 31, 2014 reflect earnings attributable to the Financial Services Businesses. On January 2, 2015, Prudential Financial Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. Accordingly, earnings per share of Common Stock for periods subsequent to December 31, 2014 reflect the consolidated earnings of Prudential Financial Inc. In addition, the Class B Repurchase resulted in the elimination of the separation of the Financial Services Businesses and the Closed Block Business. As a result, there is no direct equity adjustment recorded for periods subsequent to December 31, 2014. Earnings per share of the Class B Stock for periods through December 31, 2014 are not presented herein, as they are not meaningful due to the Class B Repurchase.

14. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

18. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

19. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

20. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

21. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

22. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

KEY DEFINITIONS AND FORMULAS

23. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

24. International Life Planners:

Captive insurance agents in our Life Planner Operations.

25. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

26. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation for periods prior to March 31, 2015) , annualized for interim periods, divided by average attributed equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). For periods subsequent to December 31, 2014, return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with GAAP, annualized for interim periods, divided by average total attributed equity. For periods prior to first quarter 2015, return on average equity represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 13.9%,13.0%, 18.9%, (12.1)%, and 4.6% for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

27. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

28. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

29. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

30. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2015

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 4, 2015

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of November 4, 2015

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.